SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 5, 1999
                                                (November 4, 1999)




                              UtiliCorp United Inc.
               (Exact name of registrant as specified in charter)





Delaware                           1-3562                         44-0541877
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File Number                    Identification
incorporation)                                                       No.)



20 West Ninth Street, Kansas City, Missouri                 64105
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number including area code     (816) 421-6600

(Former name of former address, if changed since last report)   Not Applicable


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Item 5. Other Events.

         On November 4, 1999, UtiliCorp issued a press release reporting results of operations for the period ending September 30, 1999. The press release attached as Exhibit 99 to this Form 8-K amends the disclosure set forth in the press release issued on November 4, 1999 with respect to UtiliCorp's ownership of Quanta Services, Inc. In the November 4, 1999 press release, UtiliCorp reported that it effectively owned approximately 35% of Quanta. That percentage has been changed to reflect the fact that UtiliCorp effectively owns 28% of Quanta. This correction does not affect any of the other disclosures made in the November 4, 1999 press release.


Item 7. Financial Statements and Exhibits.

(a)     Exhibit 12, Statement Regarding Computation of Ratios

(b)     Exhibit 99, Press released dated November 4, 1999.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UtiliCorp United Inc.



By: /s/ Daniel J. Streek
Daniel J. Streek
Vice President & Assistant Controller

Date: November 5, 1999